UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023

Seagen Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on March 12, 2023, Seagen Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Pfizer Inc., a Delaware corporation (“Pfizer”) and Aris Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pfizer (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Pfizer. On April 24, 2023, in connection with the Merger, the Company filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement (the “Definitive Proxy Statement”) with respect to the special meeting of the Company’s stockholders (“Special Meeting”) scheduled to be held on May 30, 2023. Additional information about how to attend the Special Meeting is contained in the Definitive Proxy Statement.

Supplemental Disclosures to Definitive Proxy Statement

This supplemental information to the Definitive Proxy Statement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Nothing herein shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. All page references in the information below are to pages in the Definitive Proxy Statement, and all terms used but not defined below shall have the meanings set forth in the Definitive Proxy Statement. Except as specifically noted herein, the information set forth in the Definitive Proxy Statement remains unchanged.

The following underlined language is added to the first full paragraph in the sections of the Definitive Proxy Statement entitled “Summary—The Merger—Regulatory Approvals and Clearances Required for the Merger” and “The Merger (Proposal 1)—Regulatory Approvals and Clearances Required for the Merger” that appear on pages 6 and 65, respectively.

The respective obligations of the parties to effect the merger are subject to certain regulatory approvals and clearances. Subject to the terms and conditions set forth in the merger agreement, the merger cannot be completed until (i) the applicable waiting period (and any extension thereof) under the HSR Act has expired or been terminated, and (ii) any agreements not to close the transaction with any governmental authority have expired or been terminated. In addition to antitrust approval in the United States, the completion of the merger is conditioned on approvals and clearances in accordance with antitrust laws and foreign investment laws in certain other jurisdictions. Additionally, if Pfizer and Seagen refer the merger to the EC (as defined below) for review under Article 4(5) of the EU Merger Regulation and the EC obtains jurisdiction to review the merger as a result of such referral, the completion of the merger will be conditioned approval of the merger by the EC.

The following underlined language is added to the third full paragraph in the sections of the Definitive Proxy Statement entitled “Summary—The Merger—Regulatory Approvals and Clearances Required for the Merger” and “The Merger (Proposal 1)—Regulatory Approvals and Clearances Required for the Merger” that appear on pages 7 and 65, respectively.

On April 5, 2023, Pfizer filed a briefing paper with the EC. On April 21, 2023, Pfizer filed a briefing paper with the CMA. On May 12, 2023, Seagen and Pfizer filed with the FTC and DOJ a Notification and Report Form relating to the merger agreement and the merger as required under the HSR Act.

Cautionary Statement Regarding Forward-Looking Statements

Information set forth herein, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction between the Company, Pfizer and Merger Sub, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results or developments may differ materially from those projected or implied in these estimates and statements. Such estimates and statements include, but are not limited to, statements about the benefits of the transaction, including future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of the Company and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the risk that the Company’s stockholders may not approve the transaction; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner; risks related to potential litigation brought in connection with the proposed transaction; risks related to financial community and rating agency perceptions of the Company and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management time from ongoing business operations due to the proposed Merger; effects of the announcement, pendency or completion of the proposed Merger on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with suppliers and partners, and on the Company’s operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the parties to the proposed Merger or the proposed Merger.

Discussions of additional risks and uncertainties are contained in the Company’s filings with the SEC. The Company is under no obligation, and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this document are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGEN INC.

Date: May 15, 2023	By:	/s/ Jean I. Liu
Jean I. Liu
Chief Legal Officer